SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2005

                             PROVIDENT BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-25233                  80-0091851
-----------------------------     ---------------------        ---------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                       10901
-----------------------------------------                       -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02.        Results of Operations and Financial Condition
                  ---------------------------------------------

         On April 25, 2005, the Company issued a press release regarding its earnings for the fiscal quarter ended March 31, 2005. The press release is included as Exhibit 99 to this report. The information included in Exhibit 99 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PROVIDENT BANCORP, INC.



DATE: April 25, 2005                     By: /s/ Paul A. Maisch
                                            ------------------------------------
                                            Paul A. Maisch
                                            Senior Vice President and Chief
                                            Financial Officer



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                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:

         Exhibit No.                            Description

            99                 Press Release of Provident Bancorp, Inc. Dated
                               April 25, 2005






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                                   EXHIBIT 99

                    PRESS RELEASE OF PROVIDENT BANCORP, INC.

                              DATED APRIL 25, 2005